Exhibit 10.17(a)

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT is entered into as of November 15, 2010 by and between ERICKSON AIR-CRANE INCORPORATED, a Delaware corporation, the Lenders signatory hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent.

RECITALS

Borrower, Administrative Agent and Lenders are parties to that certain Credit Agreement dated June 24, 2010 (the “Credit Agreement”).  Borrower, Administrative Agent and Required Lenders desire to amend the Credit Agreement in the manner set forth below.  All capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to them in the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Borrower, Administrative Agent and Required Lenders hereby agree as follows:

1.                                      Delivery of Third Quarter, 2010 Financial Information.  Section 6.01(b) of the Credit Agreement is amended to provide that the financial information described therein to be provided for Borrower’s fiscal quarter ending September 30, 2010 shall be provided on or before December 15, 2010.

2.                                      Amendment Fee.  Upon the execution of this amendment, Borrower shall pay to Administrative Agent, for the ratable benefit of each Lender consenting to this amendment, an amendment fee of $66,250.

3.                                      Ratification.  Except as otherwise provided in this First Amendment, all of the provisions of the Credit Agreement are hereby ratified and confirmed and shall remain in full force and effect.

4.                                      One Agreement.  The Credit Agreement, as modified by the provisions of this First Amendment, shall be construed as one agreement.

5.                                      Effective Date.  This First Amendment shall be effective as of the date first written above upon execution and delivery by the parties of this amendment and the Consent and Acknowledgement of Guarantors and payment of the amendment fee provided in Section 2 above.

6.                                      Counterparts.  This First Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this First Amendment by fax or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this First Amendment.

IN WITNESS WHEREOF, this First Amendment to Credit Agreement has been executed as of the date first written above.

BORROWER:	ERICKSON AIR-CRANE
INCORPORATED

	By:	/s/ Charles Ryan
	Title:	Chief Financial Officer

ADMINISTRATIVE AGENT and	WELLS FARGO BANK, NATIONAL
LENDER:	ASSOCIATION

	By:	/s/ James R. Bedmark
	Title:	Senior Vice President

LENDER:	KEYBANK NATIONAL ASSOCIATION

	By:	/s/ David Opatrny
	Title:	Assistant Vice President

LENDER:	BANK OF THE WEST

	By:	/s/ Sean Edwards
	Title:	Vice President

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Daryl Hogge
	Title:	Senior Vice President

LENDER:	UNION BANK, N.A.

	By:	/s/ [Signature Illegible]
	Title:	Vice President

CONSENT AND ACKNOWLEDGMENT OF GUARANTORS

Each of the undersigned hereby (a) acknowledges receipt of a copy of the foregoing First Amendment to Credit Agreement and consents to each modification of the Credit Agreement and other Loan Documents contained therein, (b) reaffirms its obligations and waivers under its Continuing Guaranty dated as of June 24, 2010 and (c) acknowledges that its obligations under its Continuing Guaranty are legal, valid and binding obligations enforceable in accordance with their terms and that it has no defense, offset, claim or counterclaim with respect to any of its obligations thereunder.

IN WITNESS WHEREOF, each of the undersigned has caused this Consent and Acknowledgment to be duly executed and delivered by its duly authorized signatory as of November 15, 2010.

GUARANTOR:	DUTCH AIR-CRANE B.V.

	By:	/s/ Udo Rieder
	Title:	Director

GUARANTOR:	ERICKSON AIR-CRANE (MALAYSIA) SDN. BHD.

	By:	/s/ Udo Rieder
	Title:	Director